UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 9, 2022
CVS HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island        02895
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code:         (401) 765-1500
Former name or former address, if changed since last report:    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

Members of CVS Health Corporation’s (“CVS Health’s” or the “Company’s”) senior management team are scheduled to meet with investors during the remainder of June 2022. During the meetings, the senior management team will reaffirm the Company’s previously announced full year 2022 GAAP diluted earnings per share (“EPS”) guidance range of $6.93 to $7.13, its full year Adjusted EPS guidance range of $8.20 to $8.40 and its full year 2022 cash flow from operations guidance range of $12.0 billion to $13.0 billion.

Non-GAAP Financial Measures
This Current Report on Form 8-K includes projected Adjusted EPS, a non-GAAP financial measure that the company uses to describe its performance. The Company uses non-GAAP financial measures to analyze underlying business performance and trends. The Company believes that providing non-GAAP financial measures enhances the Company’s and investors’ ability to compare the Company’s past financial performance with its current performance. Non-GAAP financial measures are provided as supplemental information to the financial measures presented in this press release that are calculated and presented in accordance with GAAP. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. The Company’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies.

Projected GAAP diluted EPS and projected Adjusted EPS, respectively, are calculated by dividing projected net income attributable to CVS Health and projected adjusted income attributable to CVS Health by the Company’s projected weighted average diluted shares outstanding. The Company defines adjusted income attributable to CVS Health as net income attributable to CVS Health (GAAP measure) excluding the impact of amortization of intangible assets and other items, if any, that neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, such as gains/losses on divestitures, the establishment of certain legal settlement accruals, losses on assets held for sale and the corresponding tax benefit or expense related to the items excluded from adjusted income attributable to CVS Health.

Projected net income attributable to CVS Health for the year ending December 31, 2022 used for purposes of presenting the reconciliation of projected adjusted net income attributable to CVS Health for the same period does not reflect the impact of the Company’s sale of PayFlex Holdings, Inc. (“PayFlex”), which was consummated on June 1, 2022. The sale of PayFlex will result in a gain, which will increase net income attributable to CVS Health for the year ending December 31, 2022. Due to the recent nature of this transaction, the Company is unable to accurately calculate the quantitative impact of the sale of PayFlex on its projected net income attributable to CVS Health for the year ending December 31, 2022. The impact of the sale of PayFlex, however, will be excluded in the Company’s calculation of adjusted income attributable to CVS Health for the year ending December 31, 2022.

The following are reconciliations of projected GAAP diluted EPS to projected Adjusted EPS:

Reconciliation of Projected 2022 Adjusted EPS

	Year Ending December 31, 2022
	Low		High
In millions, except per share amounts	Total Company	Per Common Share	Total Company	Per Common Share
Net income attributable to CVS Health (GAAP measure)	$9,214	$6.93	$9,484	$7.13
Non-GAAP adjustments:
Amortization of intangible assets	1,870	1.41	1,870	1.41
Legal settlement accrual (1)	484	0.36	484	0.36
Loss on assets held for sale (2)	41	0.03	41	0.03
Tax impact of non-GAAP adjustments (3)	(709)	(0.53)	(709)	(0.53)
Adjusted income attributable to CVS Health	$10,900	$8.20	$11,170	$8.40

Weighted average diluted shares outstanding		1,330		1,330
_____________________________________________
(1)The legal settlement accrual relates to the agreement with the State of Florida, entered into in March 2022, to resolve opioid claims dating back more than a decade. Under this agreement, CVS Health Corporation settled all opioid claims against it and its subsidiaries by the State of Florida for $484 million, inclusive of certain legal fees, to be paid over a period of 18 years.
(2)The loss on assets held for sale relates to the Commercial Business reporting unit within the Health Care Benefits segment. In March 2022, the Company reached an agreement to sell its international health care business domiciled in Thailand (“Thailand business”), which is included in the Commercial Business reporting unit. At that time, a portion of the Commercial Business goodwill was specifically allocated to the Thailand business. The carrying value of the Thailand business was determined to be greater than its fair value and a loss on assets held for sale was recorded. The sale closed in the second quarter of 2022.
(3)Represents the corresponding tax benefit or expense related to the items excluded from projected Adjusted EPS above. The nature of each non-GAAP adjustment is evaluated to determine whether a discrete adjustment should be made to the adjusted income tax provision. During 2022, the Company’s non-GAAP tax provision also excludes the impact of certain discrete tax items concluded in the first quarter of 2022.

Cautionary Statement Concerning Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation. Statements in this Current Report on Form 8-K that are forward-looking include CVS Health’s projected full year 2022 GAAP diluted EPS, Adjusted EPS, net income attributable to CVS Health, adjusted income attributable to CVS Health and the other financial information included in the table in this Current Report on Form 8-K, all of which are preliminary. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Actual results may differ materially from those contemplated by the forward-looking statements due to the risks and uncertainties related to the COVID-19 pandemic, including the potential emergence of additional variants, vaccine and testing protocols, government testing initiatives, the geographies impacted by and the severity and duration of the pandemic, the pandemic’s impact on the U.S. and global economies and consumer behavior and health care utilization patterns, and the timing, scope and impact of stimulus legislation and other federal, state and local governmental responses to the pandemic, as well as the risks and uncertainties described in our Securities and Exchange Commission (“SEC”) filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K, our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 and our Current Reports on Form 8-K.

You are cautioned not to place undue reliance on CVS Health’s forward-looking statements. CVS Health’s forward-looking statements are and will be based upon management’s then-current views and assumptions regarding preliminary financial projections, future events and operating performance, and are applicable only as of the dates of such statements. CVS Health does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date:	June 9, 2022	By:	/s/ Shawn M. Guertin
Shawn M. Guertin
Executive Vice President and Chief Financial Officer